Tactical Conservative Allocation Fund

Class A Shares: TFALX

Class I Shares: TFAZX

Tactical Moderate Allocation Fund

Class A Shares: TFAMX

Class I Shares: TFAUX

Tactical Growth Allocation Fund

Class A Shares: TFAEX

Class I Shares: TFAFX

Each a Series of Collaborative Investment Series Trust

Supplement dated June 25, 2019
to the Prospectus dated May 16, 2019

__________________________________________

Effective June 25, 2019, the section entitled “Investment Adviser Portfolio Manager” on page 19 of the Fund’s prospectus has been restated as follows:

Drew K Horter, CEO

Drew K. Horter is Chief Executive Officer and Chief Investment Strategist of Tactical Fund Advisors, LLC. Mr. Horter has been in financial services since 1982, and is a licensed insurance professional. He has extensive industry knowledge as an Investment Advisor Representative, and has previously held FINRA securities licenses that include the Series 6, 7, 22 and 63. In 1991 Drew founded Horter Investment Management, an SEC-registered investment advisory firm. Mr. Horter is a graduate of the University of Cincinnati with a degree in Economics.

This Supplement, dated June 25, 2019, and the Prospectus dated May  16, 2019, provide relevant information for all shareholders and should be retained for future reference. The Prospectus and the Statement of Additional Information have been filed with the Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling 1-877-270-2848.

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